UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2020

Surgery Partners, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37576	47-3620923
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

310 Seven Springs Way, Suite 500

Brentwood, Tennessee 37027

(Address of Principal Executive Offices) (Zip Code)

(615) 234-5900

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	SGRY	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 30, 2020, Surgery Center Holdings, Inc. (the “Issuer”), a wholly-owned subsidiary of Surgery Partners, Inc. (the “Company”), issued an additional $115.0 million aggregate principal amount of 10.000% Senior Notes due 2027 (the “Notes”). In connection with the closing of the offering of the Notes, the Issuer and the direct and indirect subsidiaries of the Issuer that guarantee the Notes entered into a Second Supplemental Indenture, dated as of July 30, 2020 (the “Supplemental Indenture”), with Wilmington Trust, National Association, as trustee, to the Indenture, dated as of April 11, 2019 (the “Base Indenture”), as amended and supplemented by the First Supplemental Indenture, dated as of March 11, 2020 (the “First Supplemental Indenture,” and collectively with the Base Indenture and the Supplemental Indenture, the “Indenture”).

The Notes will be treated as a single series of notes with the $430.0 million outstanding 10.000% Senior Notes due 2027, which the Company issued on April 11, 2019 (the “Existing Notes”), and have the same terms as those of the Existing Notes. The Notes will be issued under the same CUSIP number as the Existing Notes, and the Issuer expect that the Notes and the Existing Notes will be fungible for U.S. federal income tax purposes, except that any Notes issued pursuant to Regulation S will trade separately under a different CUSIP number until 40 days after the issue date of the Notes.

The foregoing description of the Notes and the Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Supplemental Indenture, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01. The Supplemental Indenture should be read together with the Base Indenture, which was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 12, 2019, which is incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth, or incorporated by reference, in Item 1.01 above with respect to the Indenture and the Notes is hereby incorporated by reference into this Item 2.03, insofar as it relates to the information required to be disclosed under this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Second Supplemental Indenture, dated as of July 30, 2020, among Surgery Center Holdings, Inc., the guarantors party thereto and Wilmington Trust, National Association, as trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 30, 2020	SURGERY PARTNERS, INC.

	By:	/s/ Thomas F. Cowhey
		Name:	Thomas F. Cowhey
		Title:	Executive Vice President and Chief Financial Officer